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                                                                        Exh 10.9


                         FOURTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT
                      ------------------------------------

         This Fourth Amendment to Amended and Restated Loan and Security Agreement, dated as of March 31, 1997, between DURAMED PHARMACEUTICALS, INC., a Delaware corporation (referred to herein as "Borrower") and THE PROVIDENT BANK ("Bank"), an Ohio banking corporation.

                                   WITNESSETH

         WHEREAS, Borrower and Bank have previously entered into an Amended and Restated Loan and Security Agreement dated December 31, 1994 as previously amended by a First Amendment to Amended and Restated Loan and Security Agreement dated August 22, 1995, a Second Amendment to Amended and Restated Loan and Security Agreement dated as of September 30, 1995 and a Third Amendment to Amended and Restated Loan and Security Agreement dated December 22, 1995 (the "Loan and Security Agreement");

         WHEREAS, Borrower wishes to extend the maturity of certain of the Loans and delete clause (b) of the first sentence of Section 5.15 of the Loan and Security Agreement which requires that Borrower maintain a minimum ratio of Consolidated Liabilities to income before interest, income taxes and depreciation;

         WHEREAS, Bank is willing to delete clause (b) of the first sentence of
Section 5.15 on the condition that the Revolving Credit Facility pursuant to
Section 2.1 of the Loan and Security Agreement be reduced from $12,500,000 to $6,500,000 and clause (a) of the first sentence of Section 5.15 of the Loan and Security Agreement be amended as set forth herein; and

         WHEREAS, the terms used in this Agreement shall have the meanings as defined in the Loan and Security Agreement.

         NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereto desiring legally to be bound, hereby agree as follows:

         1. Section 2.1 of the Loan and Security Agreement is hereby amended to delete "Twelve Million Five Hundred Thousand Dollars ($12,500,000)" and to substitute "Six Million Five Hundred Thousand Dollars
($6,500,000)" in the place thereof.

         2. Section 5.15 of the Loan and Security Agreement is hereby amended by the deletion of clauses (a) and (b) of the first sentence thereof and the substitution of the following in the place thereof:

                  "(a) Stockholder's Equity shall be not less than $21,000,000 on and after March 31, 1997, $24,000,000 on and after June 30, 1997 and $14,000,000 on and after December 31, 1997".


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         3. The terms of the Ten Million Five Hundred Thousand Dollar
($10,500,000) Promissory Note date December 31, 1994 are hereby amended to provide that the maturity date of the Note is extended to April 1, 1998 and the non-default interest rate shall be the prime rate plus two percentage points (P + 1%) per annum. From and after the date hereof, Borrower shall have no further right to borrow in excess of Six Million Five Hundred Thousand Dollars ($6,500,000) under the Ten Million Five Hundred Thousand Dollar ($10,500,000.00) Promissory Note dated December 31, 1994.

         4. From and after the date hereof, Borrower shall have no further right to borrow under that certain Two Million Dollar ($2,000,000) Promissory Note dated September 30, 1995.

         5. Borrower hereby represents and warrants that no Event of Default, or event which with the passage of time or the giving of notice, or both, should become an Event of Default, has occurred and is continuing as of the date hereof, except with respect to the breach of Section 5.15 of the Loan and Security Agreement.

         6. All of the terms and conditions of the Loan and Security Agreement not amended hereby shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Amended and Restated Loan and Security Agreement to be executed and delivered as of the date first above written.

                                    DURAMED PHARMACEUTICALS, INC.

                                    By:
                                       ---------------------------------------

                                    THE PROVIDENT BANK

                                    By:
                                       ---------------------------------------